Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

NOTE 8 – SUBSEQUENT EVENTS

In July 2016, pursuant to a stock purchase agreement with Lincoln Park Capital Fund, LLC (“Lincoln Park”) dated October 20, 2015, whereby we have the right to sell to, and Lincoln Park is obligated to purchase, up to an $10 million in amounts of shares of the Company’s common stock, subject to certain limitations, from time to time, over the 36-month period, the Company issued 200,000 shares of its common stock to Lincoln Park for net proceeds of $41,280.

NOTE 9 - SUBSEQUENT EVENTS

Common stock issued

On January 1, 2016, the Company issued 60,000 shares of common stock valued at $.30 per common share or $18,000 to a director for services to be rendered on the Company’s board of directors. The shares were valued at the most recent cash price paid of $.30 per share. In connection with these shares, the Company recorded stock-based compensation of $18,000.

In February 2016, pursuant to subscription agreements, the Company issued 36,000 shares of its common stock to investors for cash proceeds of $10,800.

Employment agreements

On February 2, 2016, the Company entered into an employment agreement with Jonathan F. Head, Ph.D. (“Dr. Head”) to serve as the Company’s Chief Executive Officer, the term of which runs for three years (from February 2, 2016 through February 1, 2019) and renews automatically for one year periods unless a written notice of termination is provided not less than 120 days prior to the automatic renewal date. The Employment Agreement with Dr. Head provides that Dr. Head’s salary for calendar year 2016 shall be $275,000 and for calendar year 2017 and for each calendar year thereafter during the term of the Employment Agreement with Dr. Head shall be an amount determined by the Board of Directors, which in no event shall be less than the annual salary that was payable by the Company to Dr. Head for the immediately preceding calendar year.

On February 2, 2016, the Company entered into an employment agreement with Andrew Kucharchuk (“Mr. Kucharchuk) to serve as the Company’s President and Chief Financial Officer, the term of which runs for three years (from February 2, 2016 through February 1, 2019) and renews automatically for one year periods unless a written notice of termination is provided not less than 120 days prior to the automatic renewal date. The employment agreement with Mr. Kucharchuk provides that Mr. Kucharchuk’s salary for calendar year 2016 shall be $200,000 and for calendar year 2017 and for each calendar year thereafter during the term of the Employment Agreement with Mr. Kucharchuk shall be an amount determined by the Board of Directors, which in no event shall be less than the annual salary that was payable by the Company to Mr. Kucharchuk for the immediately preceding calendar year.

The above executives shall be eligible for an annual target bonus payment in an amount equal to ten percent of his base salary (“Bonus”). The Bonus is determined based on the achievement of certain performance objectives of the Company as established by the Board of Directors. The Bonus may be greater or less than the target Bonus, based on the level of achievement of the applicable performance objectives.